EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The Banker's Store, Inc. (the "Company") on Form 10-KSB for the fiscal year ended May 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul D. Clark, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





DATED: AUGUST 30, 2004                      /S/ PAUL D. CLARK
                                            -----------------
                                            PAUL D. CLARK
                                            PRESIDENT, CHIEF EXECUTIVE OFFICER,
                                            AND CHIEF FINANCIAL OFFICER